  EXHIBIT 99.1

ENDRA Life Sciences Announces At-Market Private Placement of Up to $14.4 Million to Launch Digital Asset Treasury Strategy Managed by Leading Crypto Asset Manager Arca

Company Also Intends to Appoint Jeff Dorman to Digital Asset Advisory Board

ENDRA Life Sciences Inc. (Nasdaq: NDRA) (“ENDRA” or the “Company”), a pioneer in imaging technologies for the early detection and monitoring of metabolic dysfunction associated liver disease (“MASLD”) and metabolic dysfunction associated steatohepatitis (“MASH”), today announced an aggregate of $4.9 million in commitments for a private placement (the “Offering”) led by leading institutional and cryptocurrency investors. The proceeds will be used to launch a digital asset treasury (“DAT”) strategy directed at the highest conviction holdings of Arca Investment Management, LLC (“Arca”) in the DeFi sector, beginning with the cryptocurrencies of the pioneering decentralized exchanges and protocols, with a focus on perpetual futures such as HYPE.

Pursuant to the securities purchase agreement, the investors have agreed to purchase 744,340 shares of common stock (or prefunded warrants in lieu thereof) and accompanying warrants to purchase up to 1,488,680 shares of common stock. The warrants will be exercisable immediately at an exercise price of $6.32 per share and will expire in five years. Each share of common stock (or pre-funded warrant in lieu thereof) and accompanying warrants were sold at a combined purchase price of $6.57. The pre-funded warrants will have an exercise price of $0.0001 per share of common stock, be immediately exercisable and remain exercisable until exercised. The Offering is expected to close on or about October 14, 2025, subject to the satisfaction of customary closing conditions.

If all warrants are fully exercised for cash, the Company will receive total gross proceeds of up to $14.4 million. No assurance can be given that any of such warrants will be exercised. The Company intends to allocate the majority of net proceeds from this transaction to establish ENDRA’s DAT operations and accumulate cryptocurrency, with the balance earmarked for completion of the TAEUS pilot validation imaging study focused on MASLD/MASH.

Lucid Capital Markets acted as sole placement agent for the Offering.

To strengthen governance and deepen expertise, ENDRA also announced that it intends to add Jeff Dorman to its Digital Asset Advisory Board. As Arca’s Chief Investment Officer, Mr. Dorman leads its investment committee and oversees portfolio sizing and risk management. He brings more than 25 years of trading and asset management experience at firms including Merrill Lynch and Citadel, where he managed over $100 million in proprietary capital. He previously served as COO of Harvest Exchange, a FinTech platform used by asset managers and investors.

ENDRA’s DAT strategy is designed to pair long‑term digital asset ownership with a combination of options overlays, staking and DeFi participation to increase the tokens per share. Portfolio construction will be guided by robust trade and portfolio‑level risk controls. The Company believes this investment strategy can compound returns and create flexible income to reinvest into cryptocurrency, support crypto‑related M&A and enhance shareholder value.

“Establishing a digital asset treasury is a logical extension of our capital allocation strategy,” said Alexander Tokman, CEO of ENDRA Life Sciences. “By coupling high‑conviction exposure to digital assets with a variety of DeFi-native yield enhancement techniques, we aim to generate durable yield, manage risk and open new avenues for value creation. Arca is a proven leader in the cryptocurrency asset management and development space and we look forward to adding Jeff to our Digital Asset Advisory Board. We expect that he will be instrumental in helping guide ENDRA into the future of digital finance.”

“ENDRA’s approach reflects the growing maturity of corporate digital asset treasuries,” said Mr. Dorman. “We believe our fundamental, bottoms-up approach to selecting companies with dynamic operating models offers ENDRA the ability to diversify their balance sheet assets and potentially reduce volatility relative to passive exposure – while preserving the upside characteristics that make digital assets compelling. I’m looking forward to providing hands on guidance and expertise to the company’s short-term and long-term DAT strategy and tactics.”

The shares of common stock, pre-funded warrants and warrants described above were offered in a private placement under Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and, along with the shares of common stock underlying the pre-funded warrants and warrants, have not been registered under the Act or applicable state securities laws. Accordingly, the shares of common stock, the pre-funded warrants, the warrants and the shares of common stock underlying the pre-funded warrants and warrants may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from such registration requirements. The securities were offered only to accredited investors. Pursuant to a registration rights agreement, the Company has agreed to file one or more registration statements with the SEC covering the resale of the shares of common stock and the shares issuable upon exercise of the pre-funded warrants and warrants.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About ENDRA Life Sciences Inc.

ENDRA Life Sciences is the pioneer of Thermo Acoustic Enhanced UltraSound (“TAEUS®”), a ground-breaking technology being developed to assess tissue fat content and monitor tissue ablation during minimally invasive procedures, at the point of patient care. TAEUS® is focused on the measurement of fat in the liver as a means to assess and monitor steatotic liver disease and metabolic dysfunction-associated steatohepatitis, chronic liver conditions that affect over two billion people globally, and for which there are no practical diagnostic tools. For more information, please visit www.endrainc.com .

About Arca

Arca is an institutional-grade digital asset manager providing actively managed strategies designed to meet the needs of sophisticated investors. Arca combines traditional risk management with crypto‑native expertise to deliver disciplined, transparent solutions across market cycles. Learn more at www.ar.ca .

Forward-Looking Statements

All statements in this press release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of terms such as “approximate,” “anticipate,” “attempt,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “hope,” “intend,” “may,” “plan,” “possible,” “potential,” “project,” “seek,” “should,” “will,” “would,” or other comparable terms (including the negative of any of the foregoing), although some forward-looking statements are expressed differently. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: the results of the proposed offering; expectations regarding our DAT strategy and ability to execute such strategy successfully; our limited commercial and DAT experience, limited cash and history of losses; our ability to obtain adequate financing to fund our business operations or DAT strategy in the future; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; regulatory developments related to crypto assets and crypto asset markets; a determination that we are an investment company under the Investment Company Act of 1940; any changes in the accounting treatment of cryptocurrency holdings; the risk that the price of the Company's common stock may be highly correlated to the price of the digital assets that it holds; our ability to achieve profitability; delays and changes in regulatory requirements, policy and guidelines, including laws and accounting rules applicable to digital assets and potential delays in submitting required regulatory applications or other submissions with respect to U.S. Food and Drug Administration (“FDA”) or other regulatory agency approval; our ability to obtain and maintain required CE mark certifications and secure required FDA and other governmental approvals for our Thermo-Acoustic Enhanced Ultrasound (“TAEUS”) applications; our ability to develop any commercially feasible applications based on our TAEUS technology; market acceptance of our technology; the effect of macroeconomic conditions on our business; results of our human studies, which may be negative or inconclusive; our ability to find and maintain development partners; our reliance on third parties, collaborations, strategic alliances and licensing arrangements to complete our TAEUS business strategy; the amount and nature of competition in the healthcare industry; our ability to protect our intellectual property; potential changes in the healthcare industry or third-party reimbursement practices; our ability to comply with regulation by various federal, state, local and foreign governmental agencies and to maintain necessary regulatory clearances or approvals; our ability to regain compliance with Nasdaq listing standards; our dependence on our senior management team; and the other risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission and the Risk Factors sections of the preliminary prospectus describing the terms of the proposed offering filed with the SEC. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this press release speak only as of the date of issuance, and ENDRA assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

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Company Contact:

Investor Relations

investors@endrainc.com

www.endrainc.com

Investor Relations Contact:

Yvonne Briggs

Alliance Advisors IR

(310) 691-7100

ybriggs@allianceadvisors.com